UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 10, 2015

HANMI FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-30421	95-4788120
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3660 Wilshire Boulevard, Penthouse Suite A Los Angeles, California	90010
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (213) 382-2200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(b) On November 10, 2015, I Joon Ahn, a founding member of the Board of Directors of Hanmi Financial Corporation, a Delaware corporation (the “Company”), notified the Company that he will retire, effective December 31, 2015. Mr. Ahn also currently serves, and will continue to serve, as a non-executive director of Hanmi Bank, a subsidiary of the Company, until December 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2015.	HANMI FINANCIAL CORPORATION

	By:	/s/ C. G. Kum
C. G. Kum
President and Chief Executive Officer